NUMBER                                                           SHARES
[           ]                                                    [          ]

NV                         NEW VISUAL ENTERTAINMENT, INC.
                                                                SEE REVERSE FOR
                                                            CERTAIN RESTRICTIONS

                INCORPORATED UNDER THE LASW OF THE STATE OF UTAH

NASDAQ:  NVXE                      COMMON STOCK                CUSIP 649099 10 8



THIS CERTIFIES THAT:

is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $.001 PAR VALUE EACH OF =======================NEW VISUAL ENTERTAINMENT, INC.===========================
transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Utah, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.


     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                       COUNTERSIGNED
                                          OLDE MONMOUTH STOCK TRANSFER CO., INC.
                                                 77 MEMORIAL PARKWAY, SUITE 101,
                                                    ATLANTIC HIGHLANDS, NJ 07716

                                                      By:       TRANSFER AGENT
                                                               ---------------
                                                              Authorized Officer

                    [SEAL OF NEW VISUAL ENTERTAINMENT, INC.]


 ---------------------                                      --------------------
             Secretary                                                 President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   - as tenants in common                  UNIF GIFT MIN ACT - ________Custodian_______
                                                                        (Cust)            (Minor)
                                                                     under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties                                Act _____________________
                                                                                   (State)
JT TEN    - as joint tenants with right of
            of survivorship and not as
            tenants in common

     Additional abbreviation may also be used though not in above list.

For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.